                                                                   EXHIBIT 24


                              POWER OF ATTORNEY


        In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation (the "Corporation"), of the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, under the Securities Exchange Act of 1934, I hereby appoint and constitute Robert C. Kneip, James P. Rowan and Daniel Mason, or any one of them (with full power in each one of them to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purpose of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above defined Annual Report on Form 10-K, any amendment or amendments to it, and any exhibit or other documents related thereto or required in connection therewith, and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue of this appointment and authorization.

        IN WITNESS WHEREOF, I have executed this instrument this 25th day of March, 1996.




/s/ George R. Wackenhut                     Date:  March 25, 1996
- ------------------------------                     --------------
George R. Wackenhut - Director

                                                                   EXHIBIT 24


                              POWER OF ATTORNEY


        In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation (the "Corporation"), of the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, under the Securities Exchange Act of 1934, I hereby appoint and constitute Robert C. Kneip, James P. Rowan and Daniel Mason, or any one of them (with full power in each one of them to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purpose of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above defined Annual Report on Form 10-K, any amendment or amendments to it, and any exhibit or other documents related thereto or required in connection therewith, and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue of this appointment and authorization.

        IN WITNESS WHEREOF, I have executed this instrument this 28th day of March, 1996.


/s/ Daniel E. Mason                         Date:  March 28, 1996
- ------------------------------                     --------------
Daniel E. Mason - Vice President
and Chief Financial Officer,
Domestic Operations

                                                                   EXHIBIT 24


                              POWER OF ATTORNEY


        In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation (the "Corporation"), of the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, under the Securities Exchange Act of 1934, I hereby appoint and constitute Robert C. Kneip, James P. Rowan and Daniel Mason, or any one of them (with full power in each one of them to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purpose of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above defined Annual Report on Form 10-K, any amendment or amendments to it, and any exhibit or other documents related thereto or required in connection therewith, and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue of this appointment and authorization.

        IN WITNESS WHEREOF, I have executed this instrument this 26th day of March, 1996.


/s/ Juan D. Miyar                           Date:  March 26, 1996
- ------------------------------                     --------------
Juan D. Miyar - Vice President -
Accounting and Corporate
Contoller

                                                                   EXHIBIT 24


                              POWER OF ATTORNEY


        In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation (the "Corporation"), of the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, under the Securities Exchange Act of 1934, I hereby appoint and constitute Robert C. Kneip, James P. Rowan and Daniel Mason, or any one of them (with full power in each one of them to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purpose of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above defined Annual Report on Form 10-K, any amendment or amendments to it, and any exhibit or other documents related thereto or required in connection therewith, and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue of this appointment and authorization.

        IN WITNESS WHEREOF, I have executed this instrument this 25th day of March, 1996.


/s/ Julius W. Becton, Jr.                   Date:  March 25, 1996
- ------------------------------                     --------------
Julius W. Becton, Jr. - Director

                                                                   EXHIBIT 24


                              POWER OF ATTORNEY


        In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation (the "Corporation"), of the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, under the Securities Exchange Act of 1934, I hereby appoint and constitute Robert C. Kneip, James P. Rowan and Daniel Mason, or any one of them (with full power in each one of them to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purpose of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above defined Annual Report on Form 10-K, any amendment or amendments to it, and any exhibit or other documents related thereto or required in connection therewith, and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue of this appointment and authorization.

        IN WITNESS WHEREOF, I have executed this instrument this 25th day of March, 1996.


/s/ Paul X. Kelley                          Date:  March 25, 1996
- ------------------------------                     --------------
Paul X. Kelley - Director

                                                                   EXHIBIT 24


                              POWER OF ATTORNEY


        In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation (the "Corporation"), of the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, under the Securities Exchange Act of 1934, I hereby appoint and constitute Robert C. Kneip, James P. Rowan and Daniel Mason, or any one of them (with full power in each one of them to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purpose of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above defined Annual Report on Form 10-K, any amendment or amendments to it, and any exhibit or other documents related thereto or required in connection therewith, and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue of this appointment and authorization.

        IN WITNESS WHEREOF, I have executed this instrument this 25th day of March, 1996.


/s/ Thomas P. Stafford                      Date:  March 25, 1996
- ------------------------------                     --------------
Thomas P. Stafford - Director

                                                                   EXHIBIT 24


                              POWER OF ATTORNEY


        In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation (the "Corporation"), of the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, under the Securities Exchange Act of 1934, I hereby appoint and constitute Robert C. Kneip, James P. Rowan and Daniel Mason, or any one of them (with full power in each one of them to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purpose of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above defined Annual Report on Form 10-K, any amendment or amendments to it, and any exhibit or other documents related thereto or required in connection therewith, and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue of this appointment and authorization.

        IN WITNESS WHEREOF, I have executed this instrument this 25th day of March, 1996.


/s/ Richard R. Wackenhut                    Date:  March 25, 1996
- ------------------------------                     --------------
Richard R. Wackenhut - Director